UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2010

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20 East Carrillo Street, 2nd Floor Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other Events.

On August 3, 2010, Pacific Capital Bancorp (the “Company”) mailed to its shareholders a letter (the “Shareholder Letter”) notifying them of the Company’s intention to issue (1) shares of common stock and convertible preferred stock to SB Acquisition Company LLC, a wholly-owned subsidiary of Ford Financial Fund, L.P. and (2) shares of convertible preferred stock to the United States Department of the Treasury, in each case without seeking shareholder approval based on exceptions to the Shareholder Approval Policy and Voting Rights Rule and Policy of the NASDAQ Stock Market LLC. A copy of the Shareholder Letter is attached to this report as Exhibit 99.1, and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Shareholder Letter dated August 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP
(Registrant)

August 6, 2010	By:	/S/ MARK K. OLSON
Mark K. Olson
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Shareholder Letter dated August 3, 2010.

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